                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                                  *

CLN, INC., f/k/a                        *
CALIBER LEARNING NETWORK, INC.,                         Case No. 01-5-9533-JS
                                                              (Chapter 11)
                  Debtor.               *

*    *    *     *     *     *     *     *      *      *     *     *     *     *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT
                  ---------------------------------------------

     CLN, Inc., f/k/a Caliber Learning Network, Inc., Debtor and
Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from April 1 through April 30, 2002.


Date: May 20, 2002

                                           /s/  Richard M. Goldberg
                                           -----------------------------------
                                           Joel I. Sher, Bar No. 00719
                                           Richard M. Goldberg, Bar No. 07994

                                           Shapiro Sher & Guinot
                                           36 South Charles Street, 20/th/ Floor
                                           Baltimore, Maryland  21201-3147
                                           Phone:  (410) 385-0202
                                           Fax:  (410) 539-7611

                                           Attorneys for CLN, Inc., f/k/a
                                             Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE
                             ----------------------

         I HEREBY CERTIFY that on this 20/th/ day of May, 2002, a copy of the foregoing was sent, by first-class mail, postage prepaid, to:

                             Edmund A. Goldberg, Esquire
                             Office of the United States Trustee
                             300 West Pratt Street, Suite 350
                             Baltimore, MD  21201





                                              /s/  Richard M. Goldberg
                                              ----------------------------------
                                              Richard M. Goldberg

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                               For the Month ended April 30, 2002


  #
------------------------------------------------------------------------------------------------------------------------------------
  1   Accounting Basis:                                Accrual

  2   Preparer(s):                                     Jeffrey D. Berger
                                                       509 S. Exeter Street
                                                       4th Floor
                                                       Baltimore, MD 21202
                                                       (410) 843-1160
                                                       Director of Finance

  3   Employee Information:
         Number of employees paid this period:                   2
         Current number of employees:                            2
         Gross payroll:                                $    41,532
         All post-petition payroll obligations
          including payroll taxes are current          Exceptions:    None
                                                                      --------------------------------------------------------------
  4   Changes in the nature of business or status
       of operations since last reporting period       No

  5   All business licenses or bonds current           Yes

  6   Pre-petition accounts receivable:
         Collected this Period                         $    88,281
         Ending Balance                                    918,553    Amount represents Gross A/R

  7   Post-petition accounts receivable:
         0 - 30 Days:                                  $         -
         31 - 60 Days:                                 $         -
         Over 60 Days:                                 $   108,584

            Any post-petition accounts receivable
             over 60 days                              Yes            If yes, provide schedule of accounts and explain:
                                                                           See Schedule on pg. 6 of 7

  8   Post-petition accounts payable:
         0 - 30 Days:                                  $     1,410
         31 - 60 Days:                                 $       429
         Over 60 Days:                                 $   317,055

            Any post-petition accounts payable
             over 30 days                              Yes            If yes, provide schedule of accounts and explain:
                                                                           See Schedule on pg. 7 of 7

  9   Taxes

         All taxes being paid to the proper
          taxing authorities when due:                 Yes

            Form 6123:

 10   Bank accounts:
         Changed banks:                                No

 11   Books and records kept monthly and are
       current:                                        Yes

 12   Insurance
         Policy expiration dates:
            Auto and truck                                  Sep-02
            Liability                                       Sep-02
            Fire                                       N/A
            Workers Comp                                    Sep-02
            Other                                      N/A

 13   Actions of the debtor during the last month:
         Fail to defend or oppose any action to
          dispossess control or custody of any
          assets                                       No
         Consent to relief from the automatic
          stay                                         No
         Maintain resources necessary to preserve
          and maintain the going concern value of
          assets                                       Yes

 14   Transfer or sale of property
         Any assets transfer, convey or abandon
          any of debtor's assets to another party      No             If yes, attach copy of court order:___________________________

 15   Payments to secured creditors                    Yes

 16   Payments to Professionals

 17   Quarterly U.S. Trustee Fees - Paid
         Month 7 (January)                                       -
         Month 8 (February)                                      -
         Month 9 (March)                                         -
            Total                                                -

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                      For the Month ended April 30, 2002


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode       LB date     EFTPS DATE              Confirm#           AMT
--------------------------------------------------------------------------------
941           4/15/02       4/18/02           128210903003844     $5,850.81
941           4/30/02       5/02/02           128212303006448     $5,396.35

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                     For the Month ended April 30, 2002



                                                                ---------------
Assets
Current Assets
    CASH                                                        $       284,528
    PRE-PETITION RECEIVABLES                                    $       918,553
    POST-PETITION RECEIVABLES                                   $       108,584
    ALLOWANCE FOR DOUBTFUL ACCOUNTS                             $      (676,973)
    EMPLOYEE LOANS & ADVANCES                                   $         3,129
    PREPAID ASSETS                                              $        43,337
                                                                ---------------

       Total Current Assets                                     $       681,159

Plant, Property and Equipment
    FURNITURE AND EQUIPMENT                                     $          --
    LEASEHOLD IMPROVEMENTS                                      $          --
    ACCUMULATED DEPRECIATION                                    $          --
                                                                ---------------

       Net Property Plant & Equipment                           $          --
                                                                ---------------

Other Long Term Assets                                          $       463,436
                                                                ---------------

       Total Assets                                             $     1,144,595
                                                                ===============

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                                        $       317,656
ACCRUED EXPENSES                                                $        39,143
UNEARNED REVENUE                                                $          --
DEFERRED REVENUE                                                $          --
                                                                ---------------

    Total Post-Petition Liabilities                             $       356,799

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                                             $        30,888
                                                                ---------------

    Total Priority Claims                                       $        30,888

Secured Debts
BORROWING FROM SYLVAN                                           $          --
ACCRUED INTEREST PAYABLE                                        $          --
                                                                ---------------

    Total Secured Debts                                         $          --

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                                        $     5,179,689
A/P OTHER                                                       $        36,540
ACCRUED INTEREST PAYABLE                                        $       268,480
ACCRUED MISCELLANEOUS                                           $       686,828
DIVIDEND PAYABLE                                                $       161,220
BORROWING FROM SYLVAN                                           $     7,314,886
LONG TERM LEASE PAYABLE & TI ALLOWANCE                          $     9,271,737
OTHER                                                           $        29,432
                                                                ---------------

    Total Unsecured Debts                                       $    22,948,813

Stockholders' Equity
PREFERRED STOCK                                                 $    32,395,979
COMMON STOCK                                                    $       125,912
APIC - COMMON STOCK                                             $    83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                                  $           148
PRE-PETITION RETAINED EARNINGS                                  $  (120,124,709)
POST-PETITION RETAINED EARNINGS                                 $   (17,784,641)
                                                                ---------------

    Total Owners Equity                                          (22,191,904.57)
                                                                ---------------

       Total Liabilities and Stockholders Equity                $     1,144,595
                                                                ===============



       Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
       Long-Lived Assets.

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                  For the Month ended April 30, 2002



                                             -----------
REVENUES                                             --

OPERATING EXPENSES
SALARIES & BENEFITS                               41,532
ACCOUNTING & LEGAL FEES                            4,950
DATA COMM & TELEPHONE                                --
BAGBY RENT, PEOPLESOFT, MIS SUPPORT                  500
INSURANCE - CORP LIABILITY                        23,567
DEPREC. - FURNITURE & FIXTURES                       --
BAD DEBT                                             --
OTHER G&A                                          5,032
                                             -----------

Total Operating Expenses                          75,581
                                             -----------

Operating Income                                 (75,581)

NON-OPERATING EXPENSES
INTEREST INCOME                                      --
GAIN/LOSS ON SALE OF ASSETS                          --
INTEREST EXPENSE                                     --
                                             -----------

Total Non-Operating Expenses                         --
                                             -----------

Income (Loss) before taxes                       (75,581)

INCOME TAX EXPENSE                                   --
                                             -----------

Net Loss                                         (75,581)
                                             ===========

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                      For the Month ended April 30, 2002



                   Description                                         Operating
--------------------------------------------------------------------------------
Beginning cash balance                                                  247,821

Net Income                                                              (75,581)

Add: Expenses not requiring cash:
    Depreciation                                                            --
    Additional/(Reversal) Bad Debt Reserve                                  --
    Loss on sale of assets and change in w/c as a result of sale            --
    Other:                                                                  --
                                                                      ---------

    Sub-total                                                               --

Cash from operations                                                    (75,581)

Other sources (uses) of cash:
    Decrease (Increase)
       Accounts receivable                                               88,281
       Prepaid assets                                                    23,877
       Other                                                                --

    Increase (Decrease)
       Accounts payable                                                     148
       Accrued interest                                                     --
       Accrued expenses                                                     (19)
       Other                                                                374
                                                                      ---------

Total other source (uses) of cash                                       112,662
                                                                      ---------

Ending cash balance                                                     284,902
                                                                      =========

Balance per bank statement                                              318,536
Less: Outstanding checks                                                (34,008)
Add: Deposits in transit                                                    --
                                                                      ---------

Reconciled bank balance                                                 284,528
                                                                      =========

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report              For the Month ended April 30, 2002

                                                 -------------------------------------------------
                                                                Post-petition A/R
                                                 -------------------------------------------------

                                                                                        ----------
                                                 0 - 30 Days  31 - 60 Days   * 60 Days     Total
                                                 -------------------------------------------------
Bell South Total                                           -            -     3,000.00    3,000.00
Home Properties Total                                      -            -    17,923.88   17,923.88
iLearning                                                  -            -    17,558.46   17,558.46
Prometric Total                                            -            -     3,600.00    3,600.00
Spirent - AdTech Total                                     -            -       279.00      279.00
Sylvan Learning Systems, Inc. Total                        -            -    57,448.00   57,448.00
Symbol Technologies Total                                  -            -     8,750.00    8,750.00
Universita del Caffe Total                                 -            -        25.00       25.00
                                                 -------------------------------------------------

Totals                                                     -            -   108,584.34  108,584.34

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                              For the Month ended April 30, 2002

                                                                                         -------------------------------------------
                                                                                                      Post-petition A/P
                                                                                         -------------------------------------------

                  Vendor Name                  Invoice Date   Invoice #   Invoice Amount  0 - 30 Days   31 - 60 Days      60 + Days
------------------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                                  -416.77            -              -        (416.77)
AT&T WIRELESS Total                                                               538.87            -              -         538.87
BELL CANADA Total                                                                 176.05            -              -         176.05
BELLSOUTH Total                                                                   988.32            -         214.67         773.65
BRINSON,JEFFREY R. Total                                                          247.50            -              -         247.50
CINCINNATI BELL TELEPHONE Total                                                  -320.88            -              -        (320.88)
DHL WORLDWIDE EXPRESS Total                                                       338.58            -              -         338.58
FIRST UNION Total                                                               2,721.21            -              -       2,721.21
FRONTIER COMMUNICATIONS Total                                                    -200.90            -              -        (200.90)
FRONTIER TELEMANAGEMENT INC. Total                                               -366.26            -              -        (366.26)
GLOBAL CROSSING Total                                                               0.09         0.09              -              -
LASER LINE INC Total                                                              241.90            -              -         241.90
MCI Total                                                                       3,617.99            -              -       3,617.99
MCI TELECOMMUNICATIONS Total                                                    6,961.15            -              -       6,961.15
MCI WORLDCOM COMMUNICATIONS,INC. Total                                         89,010.25            -              -      89,010.25
PACIFIC BELL - (SAC CA) Total                                                     -26.17            -              -         (26.17)
PACIFIC BELL - (VAN NUYS CA) Total                                                 83.66            -              -          83.66
PALMETTO SERVICE Total                                                          2,100.00     1,050.00              -       1,050.00
PENTA ADVISORY SERVICES Total                                                  43,685.88            -              -      43,685.88
POLAND SPRING Total                                                                34.33            -              -          34.33
PR NEWSWIRE, INC. Total                                                           384.25            -              -         384.25
QWEST Total                                                                       181.85            -              -         181.85
SOUTHWESTERN BELL Total                                                           260.06            -              -         260.06
SPRINT Total                                                                       92.01            -              -          92.01
SYLVAN LEARNING SYSTEMS, INC. Total                                           146,866.59            -              -     146,866.59
TELUS COMMUNICATIONS, INC Total                                                   209.10            -              -         209.10
UNITED PARCEL SERVICE Total                                                        16.00            -              -          16.00
VERIZON (FORMERLY BELL ATLANTIC) Total                                          4,999.64       308.90         214.33       4,476.41
VERIZON (FORMERLY GTE) Total                                                     -257.98            -              -        (257.98)
VERIZON WIRELESS Total                                                          6,007.85            -              -       6,007.85
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                                    10,619.70            -              -      10,619.70
WORLDCOM Total                                                                    100.23        50.68              -          49.55
                                                                          ---------------------------------------------------------

Grand Total                                                                   318,894.10     1,409.67         429.00     317,055.43
Per G/L                                                                       317,656.01
                                                                          --------------
Variance                                                                        1,238.09
                                                                          ==============